Exhibit 10.4


                         Investment Capital Corporation
                    7373 E. Doubletree Ranch Road, Suite 200
                              Scottsdale, AZ 85258
                       (480) 767-7178 Fax: (480) 767-6179

                                                            From the Desk of ...
                                                                Terry W. Neild

January 18, 2000

Rick Grewell
Isis Corporation
2600 - 72nd Street
Suite C
Des Moines, IA 50322

Dear Rick:

                   Proposed new structure of Ises Corporation
                       ----------------------------------

     It was indeed a pleasure meeting you and all your guys a few days ago. We get offered a lot of deals as you can imagine, but few have the quality of bright idea's that you have.

     As explained in our meeting, we only invest in business's that we can take public. That is our exit strategy. However, we will get you to the position where you will be at the next level to do a much larger financing, possibly in the Twenty Million Dollar range.

     We  will  provide  you  initially  with  Five  Hundred   Thousand   Dollars
($500,000), and commit to a further $1,500,000 bringing you a total of Two Million Dollars ($2,000,000). For this investment we will end up with approximately 26-27% of your Company.

     If this is acceptable I will advance $50,000 personally (to be sent to your office by FedEx) today.

     If you wish to proceed, please sign below and let's get this process started.

ISES AND INVESTMENT CAPITAL CORP.               Regards,
AGREE THAT THE INITIAL $50,000                  Investment Capital Corporation
ADVANCE SHOULD BE CONSIDERED                     /s/
A LOAN UNTIL BOTH PARTIES AGREE                 Terry W. Neild
ON MUTUALLY ACCEPTABLE FINAL TERMS.

     Accepted on the 20 day of January, 2000
     by:
     /s/
     Rick Grewell, President
     Ises Corporation

                         Investment Capital Corporation
                    7373 E. Doubletree Ranch Road, Suite 200
                              Scottsdale, AZ 85258
                       (480) 767-7178 Fax: (480) 767-6179

                                                            From the Desk of ...
                                                                  Terry W. Neild

February 9, 2000

Isis Corporation
2600 - 72nd Street
Suite C
Des Moines, IA 50322

Attention:  Rick Grewell

Dear Rick:

                 White Rock Enterprises Ltd. & Ises Corporation

     This will confirm our agreement, that for the percentage ownership in the merged Company, our Group will initially fund Seven Hundred Fifty Thousand Dollars ($750,000.00), and then over the next three to four months fund a further One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) for a total investment of Two Million Dollars ($2,000,000.00).

     We look forward to creating a very successful Ises Corporation and growing with it. I know you will have plenty of news forthcoming, which is required to keep the Public market's informed and happy. At some point soon you will have to decide on a name change that makes sense for your business.

                      Yours truly,
                      Investment Capital Corporation     Pursuit Capital, L.L.C.

                      /S/                                /S/

                      Terry W. Neild                     Lance Mullins
                      President & C.E.O.                 President

                         Investment Capital Corporation
                    7373 E. Doubletree Ranch Road, Suite 200
                              Scottsdale, AZ 85258
                       (480) 767-7178 Fax: (480) 767-6179

                                                            From the Desk of ...
                                                                  Terry W. Neild

February 10, 2000

Isis Corporation
2600 - 72nd Street, Suite C
Des Moines, IA 50322

Attention:  Rick Grewell

Dear Rick:

                 White Rock Enterprises Ltd. & Ises Corporation

     As discussed this morning, our Group, namely Pursuit Capital, L.L.C. and Regency Group Limited will arrange for funding of an initial Seven Hundred Fifty Thousand Dollars $750,000.00, which we expect to be completed within three weeks at the latest. $500,000.00 will come upon signing of the merger agreement. We will fund an additional One Million Two Hundred Fifty Thousand Dollars ($1,250,000) no later than six months (6) from the date of the merger agreement.

1.) Shareholder calls will be monitored by Pursuit Capital and affiliates hired by Pursuit Capital;

2.) Our Group to provide media programs, magazines, newspaper, etc. in relation to financial media;

3.)  Ises will be responsible for hiring Business Wire, to do press releases;

4.) All press releases will be reviewed by Pursuit Capital LLC before dissemination. Pursuit Capital will not prepare any press releases, and nothing will be released to the Public without the express consent of Ises Corporation management.

Yours truly,
Pursuit Capital, L.L.C.               Investment Capital Corporation

/S/                                     /S/

Lance Mullins                         Terry W. Neild (for Regency Group Limited)
President                             President & C.E.O.